Exhibit 10.83

AGREEMENT

This Agreement (“Agreement”) is dated as of the 22nd day of November, 2010, by and between ONE Bio, Corp. (the “Company”), Michael S. Weingarten (“Mr. Weingarten”) ONE-V Group LLC (“ONE-V”) (individually a “Party” and jointly the “Parties”).

RECITALS:

WHEREAS, Mr. Weingarten and ONE-V desire to transfer to the Company for cancellation effective as of the closing of the Company’s pending public stock offering the 10,000 Shares of Preferred Stock owned by them and the Company desires to accept the Shares which shall be cancelled when received by the Company and no longer outstanding.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and such other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.  Incorporation of Recitals.  The Parties hereto acknowledge and agree that the recitals are incorporated in and made a part of this Agreement.

2.  Transfer of the Preferred Stock to the Company. Effective as of the closing of the Company’s pending public stock offering, (i) Mr. Weingarten and ONE-V hereby agree to transfer to the Company for cancellation the 10,000 Shares (6,267 shares owned by ONE-V and 3,733 shares owned by Mr. Weingarten) of Preferred Stock and to execute assignments and other instruments as may be necessary to effect the transfer of said Shares of Preferred Stock to the Company and (ii) the Company hereby agrees to acquire and cancel said Shares of Preferred Stock.

3.  Binding Agreement.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

4.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida as applied to contracts to be performed in Florida.

5.  Severability.  If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

6.  Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, between the Parties, with respect to the subject matter hereof.

7.  Further Action.  The Parties each agree to execute and deliver such further documents and to take all such further actions as shall be necessary or desirable to fully carry out the terms of this Agreement and fully consummate and effect the transactions contemplated hereby.

8.  Amendments.  This Agreement may not be amended or supplemented except by an instrument in writing signed by each Party hereto.

9.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument, notwithstanding that all parties are not signatory to the same counterpart.  The exchange of copies of this Agreement and of signature pages by electronic mail or facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the Parties transmitted by electronic mail or facsimile shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed the day and year first above written.

THE COMPANY:
ONE BIO, CORP.

By: /s/ Marius Silvasan
      Marius Silvasan, CEO

MR. WEINGARTEN:

/s/ Michael S. Weingarten
Michael S. Weingarten, Individually

ONE-V Group LLC:

By:  /s/ Marius Silvasan
Marius Silvasan

ASSIGNMENT SEPARATE FROM CERTIFICATE

STOCK POWER

Effective as of the closing of the Company’s pending public stock offering, the undersigned, Michael S. Weingarten, (the “Undersigned”) hereby sells, transfers and assigns unto One Bio, Corp., a Florida corporation (“ONE”), 3,733 shares of ONE Series A Preferred Stock owned by the Undersigned (“Shares”), which Shares represents all of the Series A Preferred Stock owned by the Undersigned, and which shares are standing in the name of the Undersigned on the books of ONE.  Effective as of the closing of the Company’s pending public stock offering, the Undersigned does hereby irrevocably constitute and appoint Marius Silvasan  as the Undersigned’s attorney-in-fact with full power of substitution to direct and take all action necessary to cause ONE (or ONE’s transfer agent, if applicable) to transfer the Shares to ONE on the books of ONE.

Dated:  Executed as of November 22, 2010.

UNDERSIGNED:
Michael S. Weingarten

  /s/ Michael S. Weingarten
Name and Signature

786-284-8380
Daytime Phone Number

ASSIGNMENT SEPARATE FROM CERTIFICATE

STOCK POWER

Effective as of the closing of the Company’s pending public stock offering, the undersigned, ONE-V Group LLC, (the “Undersigned”) hereby sells, transfers and assigns unto One Bio, Corp., a Florida corporation (“ONE”), 6,267 shares of ONE Series A Preferred Stock owned by the Undersigned (“Shares”), which Shares represents all of the Series A Preferred Stock owned by the Undersigned, and which shares are standing in the name of the Undersigned on the books of ONE.  The Undersigned does hereby irrevocably constitute and appoint Marius Silvasan  as the Undersigned’s attorney-in-fact with full power of substitution to direct and take all action necessary to cause ONE (or ONE’s transfer agent, if applicable) to transfer the Shares to ONE on the books of ONE.

Dated:  Executed as of November 22, 2010.

UNDERSIGNED:
ONE-V Group LLC

By:  /s/ Marius Silvasan
Marius Silvasan

786-288-3488
Daytime Phone Number